UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

XERIANT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54277	90-1790910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Innovation Centre 13998 FAU Boulevard, Suite 309 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 491-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registered Public Accounting Firm

Effective August 28, 2023, the Company dismissed BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm. The decision to dismiss Borgers was approved by the Company’s Board of Directors.

The audit reports of Borgers on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and such audit reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two most recent fiscal years, and any subsequent interim period preceding such dismissal, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (2) there were  no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Borgers with a copy of the disclosures it is making in this Current Report and has requested that Borgers furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made herein.

(b) New Independent Registered Public Accounting Firm

Effective August 28, 2023, the Company engaged Accell Audit & Compliance, PA (“Accell”), as the Company’s new independent registered public accounting firm. The engagement was approved by the Company’s board of directors.

During the two most recent fiscal years ended June 30, 2021 and 2022, and through the subsequent interim period preceding the Company’s appointment of Accell, neither the Company nor anyone on its behalf, consulted Accell regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Accell that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XERIANT, INC.

Date: August 31, 2023	By:	/s/ KEITH DUFFY
Keith Duffy, Chief Executive Officer

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